SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported) November 14, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 2003, providing for the issuance of the CWMBS, INC., Alternative Loan Trust
          2003-22CB, Mortgage Pass-Through Certificates, Series 2003-59).


                                   CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103821               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On October 30, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of October 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller (a "Seller"), Park Granada LLC, as a seller (a "Seller") Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-59.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 24, 2003 and the Prospectus Supplement dated October 28, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-59.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.

                          FINAL POOL TABLES, GROUP 1

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal   Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------
Arizona                           28      $     3,551,129.28        3.23%
California                       124      $    22,445,980.73       20.42%
Colorado                          22      $     3,204,779.18        2.92%
Florida                           47      $     5,663,454.42        5.15%
Hawaii                            14      $     2,415,830.41        2.20%
Illinois                          14      $     2,250,453.90        2.05%
Michigan                          33      $     3,680,208.61        3.35%
Minnesota                         18      $     2,700,692.61        2.46%
Nevada                            22      $     2,529,123.34        2.30%
New Jersey                        22      $     4,435,460.33        4.04%
New York                          51      $     9,962,362.01        9.06%
North Carolina                    19      $     2,429,947.05        2.21%
Ohio                              33      $     3,922,387.05        3.57%
Oregon                            17      $     2,366,089.08        2.15%
Pennsylvania                      35      $     3,663,995.21        3.33%
Texas                             88      $     8,905,670.19        8.10%
Virginia                          14      $     2,450,714.83        2.23%
Washington                        15      $     2,430,131.77        2.21%
Other (less than 2%)             185      $    20,903,379.68       19.02%
                       --------------------------------------------------------
                                 801      $   109,911,789.68      100.00%

----------
(1) The Other row in the preceding table includes 27 other states with under 2.00% concentrations individually. No more than approximately 0.951% of the mortgage loans in loan group 1 will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal    Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
619 and Below                     35      $     4,798,399.01        4.37%
620-659                          133      $    19,259,371.69       17.52%
660-699                          180      $    24,850,899.76       22.61%
700-719                          107      $    14,563,002.13       13.25%
720 and Above                    345      $    46,385,278.76       42.20%
Not Scored                         1      $        54,838.33        0.05%
                        -------------------------------------------------------
                                 801      $   109,911,789.68      100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 706.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal    Percent of
 Type of Program          Mortgage Loans   Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Full/Alternative                 425      $    53,438,786.08       48.62%
No Income/No Asset                72      $    10,826,960.44        9.85%
Preferred                        173      $    23,755,591.92       21.61%
Reduced                          100      $    16,293,140.22       14.82%
Stated Income/Stated Asset        12      $     2,632,252.45        2.39%
Streamlined                       19      $     2,965,058.57        2.70%
                          -----------------------------------------------------
                                 801      $   109,911,789.68      100.00%


                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Property Type             Mortgage Loans  Balance Outstanding   Loan Group 1
------------------------------------------------------------------------------
2-4 Units                         36      $     6,923,333.23        6.30%
Condominium Hotel                  1      $       126,957.44        0.12%
Hi-rise Condominium               12      $     1,912,051.06        1.74%
Low-rise Condominium              61      $     7,666,117.91        6.97%
Planned Unit Development         116      $    17,390,477.93       15.82%
Single Family Residence          575      $    75,892,852.11       69.05%
                          -----------------------------------------------------
                                 801      $   109,911,789.68      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans  Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
        4.000                      1      $        62,764.92        0.06%
        4.600                      1      $       240,423.29        0.22%
        5.000                      2      $       253,258.56        0.23%
        5.125                      4      $       718,968.06        0.65%
        5.200                      1      $        54,838.33        0.05%
        5.250                      8      $     1,310,714.65        1.19%
        5.350                      1      $       106,879.54        0.10%
        5.375                     23      $     3,213,585.26        2.92%
        5.390                      1      $       102,176.99        0.09%
        5.500                     34      $     5,420,177.46        4.93%
        5.625                     30      $     5,185,177.95        4.72%
        5.750                     66      $    10,923,699.68        9.94%
        5.790                      1      $       102,570.00        0.09%
        5.800                      1      $       280,000.00        0.25%
        5.825                      1      $       179,253.47        0.16%
        5.850                      1      $       110,747.80        0.10%
        5.875                    143      $    20,788,768.48       18.91%
        5.895                      1      $        74,525.96        0.07%
        5.900                      2      $       274,900.00        0.25%
        5.990                     11      $     1,730,038.92        1.57%
        6.000                    176      $    24,516,015.61       22.31%
        6.100                      1      $       133,000.00        0.12%
        6.125                    149      $    21,379,988.17       19.45%
        6.130                      1      $       222,998.22        0.20%
        6.225                      1      $       197,600.00        0.18%
        6.240                      1      $        93,836.09        0.09%
        6.250                     48      $     4,679,662.69        4.26%
        6.365                      1      $        88,579.11        0.08%
        6.375                     38      $     3,320,447.75        3.02%
        6.500                     30      $     2,338,915.71        2.13%
        6.585                      1      $        65,782.36        0.06%
        6.620                      1      $        94,050.00        0.09%
        6.625                     15      $     1,352,543.88        1.23%
        6.750                      4      $       174,168.87        0.16%
        6.820                      1      $       120,731.90        0.11%
                          -----------------------------------------------------
                                 801      $   109,911,789.68      100.00%


----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 5.935% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.940% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans  Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Cash-Out Refinance              204       $    27,741,865.25       25.24%
Purchase                        404       $    54,921,471.82       49.97%
Rate/Term Refinance             193       $    27,248,452.61       24.79%
                          -----------------------------------------------------
                                801       $   109,911,789.68      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-            Number of    Aggregate Principal     Percent of
Value Ratios (%)          Mortgage Loans  Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
50.00 or Less                     72      $     9,516,131.18        8.66%
50.01 to 55.00                    28      $     3,958,302.18        3.60%
55.01 to 60.00                    41      $     5,934,821.09        5.40%
60.01 to 65.00                    56      $     7,401,667.25        6.73%
65.01 to 70.00                    90      $    12,989,102.66       11.82%
70.01 to 75.00                    70      $    11,097,302.78       10.10%
75.01 to 80.00                   144      $    22,551,759.23       20.52%
80.01 to 85.00                    11      $       945,007.44        0.86%
85.01 to 90.00                    96      $    10,448,312.02        9.51%
90.01 to 95.00                    43      $     5,139,076.53        4.68%
95.01 to 100.00                  150      $    19,930,307.32       18.13%
                          -----------------------------------------------------
                                 801      $   109,911,789.68      100.00%

----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 76.00%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal    Percent of
Occupancy Types           Mortgage Loans   Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------
Investment                       220       $   24,492,325.19       22.28%
Owner Occupied                   555       $   82,469,137.90       75.03%
Second/Vacation Home              26       $    2,950,326.59        2.68%
                          -----------------------------------------------------
                                 801       $  109,911,789.68      100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of    Aggregate Principal   Percent of
Loan Amount               Mortgage Loans  Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------
         $0 -  $50,000            36      $     1,500,745.23        1.37%
$ 50,000.01 -  $100,000.00       263      $    20,007,024.57       18.20%
$100,000.01 -  $150,000.00       239      $    29,497,656.54       26.84%
$150,000.01 -  $200,000.00       116      $    20,256,530.79       18.43%
$200,000.01 -  $250,000.00        69      $    15,618,220.10       14.21%
$250,000.01 -  $300,000.00        50      $    13,864,069.42       12.61%
$300,000.01 -  $350,000.00        25      $     7,950,275.54        7.23%
$350,000.01 -  $400,000.00         1      $       390,723.92        0.36%
$400,000.01 -  $450,000.00         2      $       826,543.57        0.75%
                          -----------------------------------------------------
                                 801      $   109,911,789.68      100.00%

----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $137,218.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal     Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
        360                      417      $    55,852,264.92       50.82%
        359                      199      $    28,119,288.65       25.58%
        358                      124      $    17,743,824.06       16.14%
        357                       15      $     2,560,303.82        2.33%
        356                       15      $     1,708,804.77        1.55%
        355                       10      $     1,272,289.28        1.16%
        354                        6      $       875,923.86        0.80%
        353                        3      $       511,638.45        0.47%
        348                        1      $        87,857.62        0.08%
        300                        2      $       225,600.00        0.21%
        299                        1      $       303,966.21        0.28%
        296                        3      $       206,751.76        0.19%
        295                        3      $       275,451.90        0.25%
        294                        1      $       105,059.46        0.10%
        288                        1      $        62,764.92        0.06%
                          -----------------------------------------------------
                                 801      $   109,911,789.68      100.00%

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 358 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal   Percent of
State                     Mortgage Loans  Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------
Arizona                           60      $     6,408,587.23        2.93%
California                       348      $    52,267,402.72       23.90%
Florida                          134      $    14,315,798.24        6.55%
Georgia                           45      $     4,515,088.96        2.06%
Hawaii                            26      $     4,506,779.44        2.06%
Illinois                          44      $     6,417,562.85        2.93%
Massachusetts                     35      $     6,493,553.09        2.97%
Michigan                          49      $     4,814,137.67        2.20%
Nevada                            46      $     5,625,266.42        2.57%
New Jersey                        64      $     9,574,738.54        4.38%
New York                         105      $    18,204,267.34        8.33%
Pennsylvania                      55      $     5,717,406.38        2.61%
Texas                            108      $     9,742,346.13        4.46%
Virginia                          39      $     4,822,353.49        2.21%
Washington                        46      $     5,512,531.89        2.52%
Other (less than 2%)             568      $    59,725,146.61       27.31%
                          -----------------------------------------------------
                               1,772      $   218,662,967.00      100.00%

-------------
(1) The Other row in the preceding table includes 35 other states, the District of Columbia and Guam with under 2.00% concentration individually. No more than approximately 0.418% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
FICO Credit Scores        Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
619 and Below                     34      $     3,972,224.39        1.82%
620-659                          211      $    29,184,460.27       13.35%
660-699                          427      $    56,166,499.62       25.69%
700-719                          236      $    29,673,515.47       13.57%
720 and Above                    862      $    99,548,075.90       45.53%
Not Scored                         2      $       118,191.35        0.05%
                           ----------------------------------------------------
                               1,772      $   218,662,967.00      100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 712.


                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
 Type of Program          Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
CLUES                              2      $       603,041.96        0.28%
Full/Alternative                 604      $    60,279,413.36       27.57%
No Income/No Asset               283      $    35,413,378.40       16.20%
Preferred                        215      $    24,134,092.15       11.04%
Reduced                          516      $    77,557,939.25       35.47%
Stated Income/Stated Asset        97      $    14,246,681.31        6.52%
Streamlined                       55      $     6,428,420.57        2.94%
                          -----------------------------------------------------
                               1,772      $   218,662,967.00      100.00%

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
Property Type             Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
2-4 Units                        136      $    21,182,636.86        9.69%
Condominium Hotel                  2      $       159,676.79        0.07%
Hi-rise Condominium               14      $     2,383,946.04        1.09%
Low-rise Condominium              98      $    11,126,531.91        5.09%
Planned Unit Development         187      $    25,812,949.67       11.80%
Single Family Residence        1,335      $   157,997,225.73       72.26%
                          -----------------------------------------------------
                               1,772      $   218,662,967.00      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
        4.375                      1      $       100,500.00        0.05%
        4.500                      1      $       149,284.23        0.07%
        4.625                      3      $       294,757.70        0.13%
        4.750                      3      $       423,853.16        0.19%
        4.875                      6      $       611,870.39        0.28%
        4.990                      1      $        62,487.08        0.03%
        5.000                     25      $     2,851,245.43        1.30%
        5.125                     56      $     7,907,797.81        3.62%
        5.250                    228      $    28,987,261.19       13.26%
        5.300                      1      $        46,000.00        0.02%
        5.350                      1      $        81,282.38        0.04%
        5.375                    275      $    34,268,529.19       15.67%
        5.390                      1      $        92,760.01        0.04%
        5.399                      1      $        40,656.46        0.02%
        5.500                    360      $    41,686,070.06       19.06%
        5.550                      1      $        82,446.86        0.04%
        5.560                      1      $        58,503.88        0.03%
        5.575                      1      $       117,488.36        0.05%
        5.625                    181      $    23,926,774.20       10.94%
        5.750                    235      $    30,575,889.49       13.98%
        5.800                      1      $        62,400.00        0.03%
        5.835                      1      $        40,229.56        0.02%
        5.850                      1      $       129,753.23        0.06%
        5.875                    246      $    30,379,911.47       13.89%
        5.900                      1      $        66,455.85        0.03%
        5.925                      1      $       124,000.00        0.06%
        6.000                     90      $    10,818,621.55        4.95%
        6.100                      1      $        59,645.95        0.03%
        6.125                     35      $     3,554,963.47        1.63%
        6.250                     13      $     1,061,528.04        0.49%
                          -----------------------------------------------------
                               1,772      $   218,662,967.00      100.00%

------------------
(1) As of the cut-off date, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.562% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refinance               749      $    95,173,566.14       43.53%
Purchase                         276      $    32,664,962.72       14.94%
Rate/Term Refinance              747      $    90,824,438.14       41.54%
                           ----------------------------------------------------
                               1,772      $   218,662,967.00      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-            Number of    Aggregate Principal    Percent of
Value Ratios (%)          Mortgage Loans  Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
50.00 or Less                    399      $    48,741,186.01       22.29%
50.01 to 55.00                   159      $    19,194,257.14        8.78%
55.01 to 60.00                   185      $    21,571,731.05        9.87%
60.01 to 65.00                   196      $    25,490,808.67       11.66%
65.01 to 70.00                   215      $    28,440,201.54       13.01%
70.01 to 75.00                   215      $    27,250,005.07       12.46%
75.01 to 80.00                   268      $    34,940,739.97       15.98%
80.01 to 85.00                    20      $     2,075,427.06        0.95%
85.01 to 90.00                    84      $     7,835,048.89        3.58%
90.01 to 95.00                    20      $     2,031,231.09        0.93%
95.01 to 100.00                   11      $     1,092,330.51        0.50%
                           ----------------------------------------------------
                               1,772      $   218,662,967.00      100.00%

------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 62.34%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
Occupancy Types           Mortgage Loans  Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------
Investment                       539      $    53,443,125.15       24.44%
Owner Occupied                 1,166      $   157,010,380.19       71.80%
Second/Vacation Home              67      $     8,209,461.66        3.75%
                          -----------------------------------------------------
                               1,772      $   218,662,967.00      100.00%

------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage            Number of     Aggregate Principal     Percent of
Loan Amounts              Mortgage Loans  Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
         $0 -  $ 50,000          129      $     5,207,271.34        2.38%
$ 50,000.01 -  $100,000.00       676      $    51,375,738.73       23.50%
$100,000.01 -  $150,000.00       515      $    63,640,951.81       29.10%
$150,000.01 -  $200,000.00       220      $    38,059,138.11       17.41%
$200,000.01 -  $250,000.00       115      $    25,845,494.98       11.82%
$250,000.01 -  $300,000.00        70      $    19,293,589.50        8.82%
$300,000.01 -  $350,000.00        42      $    13,293,250.94        6.08%
$350,000.01 -  $400,000.00         3      $     1,086,104.17        0.50%
$400,000.01 -  $450,000.00         2      $       861,427.42        0.39%
                           ----------------------------------------------------
                               1,772      $   218,662,967.00      100.00%

------------------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $123,399.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------

Remaining Terms             Number of     Aggregate Principal     Percent of
To Maturity (months)      Mortgage Loans  Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------
         180                     517      $    61,228,247.01       28.00%
         179                     807      $   102,021,344.99       46.66%
         178                     325      $    41,051,299.72       18.77%
         177                      72      $     8,888,625.14        4.06%
         176                      16      $     1,973,323.53        0.90%
         175                       8      $     1,048,431.36        0.48%
         174                       7      $       534,115.64        0.24%
         172                       1      $       120,157.82        0.05%
         168                       1      $        88,852.80        0.04%
         120                      13      $     1,156,233.00        0.53%
         119                       1      $        98,052.46        0.04%
          83                       1      $        51,877.71        0.02%
          82                       3      $       402,405.82        0.18%
                          -----------------------------------------------------
                               1,772      $   218,662,967.00      100.00%

------------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 178 months.

                          FINAL POOL TABLES, GROUP 3

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
State                     Mortgage Loans  Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------
Arizona                           47      $     6,322,524.38        3.07%
California                       277      $    53,454,073.96       25.98%
Colorado                          37      $     5,442,953.72        2.65%
Florida                          125      $    15,957,166.94        7.76%
Georgia                           46      $     5,970,463.88        2.90%
Hawaii                            23      $     4,346,160.00        2.11%
Massachusetts                     28      $     5,072,056.66        2.47%
Michigan                          44      $     4,797,716.78        2.33%
Nevada                            37      $     5,186,035.75        2.52%
New Jersey                        43      $     7,902,929.69        3.84%
New York                          82      $    16,056,981.31        7.80%
Pennsylvania                      51      $     6,339,235.15        3.08%
Texas                            100      $    11,191,822.25        5.44%
Washington                        35      $     5,341,886.54        2.60%
Other (less than 2%)             424      $    52,361,627.32       25.45%
                           ----------------------------------------------------
                               1,399      $   205,743,634.33      100.00%


-------------
(1) The Other row in the preceding table includes 35 other states and the District of Columbia with under 2.00% concentration individually. No more than approximately 0.493% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal    Percent of
FICO Credit Scores        Mortgage Loans   Balance Outstanding   Loan Group 3
-------------------------------------------=------------------------------------
619 and Below                     23      $     3,629,960.37        1.76%
620-659                          112      $    18,663,664.87        9.07%
660-699                          247      $    37,979,091.91       18.46%
700-719                          253      $    37,499,402.84       18.23%
720 and Above                    754      $   106,096,308.27       51.57%
Not Scored                        10      $     1,875,206.07        0.91%
                           ----------------------------------------------------
                               1,399      $   205,743,634.33      100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 719.


                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
 Type of Program          Mortgage Loans  Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------
Full/Alternative                 557      $    74,661,532.47       36.29%
No Income/No Asset               125      $    18,554,450.64        9.02%
Preferred                        526      $    77,883,399.71       37.85%
Reduced                          161      $    29,250,807.65       14.22%
Stated Income/Stated Asset        23      $     4,394,214.22        2.14%
Streamlined                        7      $       999,229.64        0.49%
                           ----------------------------------------------------
                               1,399      $   205,743,634.33      100.00%

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Property Type             Mortgage Loans  Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------
2-4 Units                         68      $    11,897,001.56        5.78%
Co-operative                       1      $       200,000.00        0.10%
Hi-rise Condominium               16      $     2,277,587.96        1.11%
Low-rise Condominium              78      $    11,280,744.34        5.48%
Planned Unit Development         201      $    30,976,515.52       15.06%
Single Family Residence        1,035      $   149,111,784.95       72.47%
                           ----------------------------------------------------
                               1,399      $   205,743,634.33      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                             Number of    Aggregate Principal    Percent of
Mortgage Rates(%)         Mortgage Loans  Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------
     6.250                       350      $    56,766,898.73       27.59%
     6.275                         1      $       109,250.00        0.05%
     6.300                         2      $       300,362.82        0.15%
     6.345                         3      $       291,410.00        0.14%
     6.350                         4      $       451,205.00        0.22%
     6.360                         3      $       304,000.00        0.15%
     6.370                         1      $       289,188.00        0.14%
     6.375                       368      $    57,678,121.73       28.03%
     6.400                         1      $       100,000.00        0.05%
     6.415                         1      $       183,600.00        0.09%
     6.450                         2      $       376,000.00        0.18%
     6.475                         6      $       837,710.00        0.41%
     6.485                         1      $        75,050.00        0.04%
     6.495                         4      $       596,625.00        0.29%
     6.500                       429      $    61,584,219.30       29.93%
     6.505                         1      $       171,755.58        0.08%
     6.525                         2      $       166,000.00        0.08%
     6.550                         2      $       369,000.00        0.18%
     6.600                         9      $     1,670,830.00        0.81%
     6.610                         5      $       703,850.00        0.34%
     6.615                         1      $       124,830.00        0.06%
     6.620                         1      $       103,550.00        0.05%
     6.625                       117      $    14,781,179.64        7.18%
     6.630                         2      $       168,055.00        0.08%
     6.665                         1      $       137,700.00        0.07%
     6.700                         1      $       115,600.00        0.06%
     6.720                         1      $       144,270.00        0.07%
     6.725                         2      $       261,155.00        0.13%
     6.730                         1      $        98,900.00        0.05%
     6.740                         1      $       121,257.00        0.06%
     6.750                        44      $     4,490,536.39        2.18%
     6.875                        21      $     1,602,283.23        0.78%
     7.000                         4      $       249,370.00        0.12%
     7.105                         1      $        57,150.00        0.03%
     7.115                         1      $        36,450.00        0.02%
     7.125                         2      $        68,039.86        0.03%
     7.250                         1      $        82,353.00        0.04%
     7.500                         2      $        75,879.05        0.04%
                          -----------------------------------------------------
                               1,399      $   205,743,634.33      100.00%

------------------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.416% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.434% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                             Number of     Aggregate Principal    Percent of
Loan Purpose              Mortgage Loans   Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------
Cash-Out Refinance               316       $   48,244,996.88       23.45%
Purchase                         848       $  122,969,599.76       59.77%
Rate/Term Refinance              235       $   34,529,037.69       16.78%
                          -----------------------------------------------------
                               1,399       $  205,743,634.33      100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-            Number of    Aggregate Principal     Percent of
Value Ratios (%)          Mortgage Loans  Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------
50.00 or Less                     98      $    12,492,555.81        6.07%
50.01 to 55.00                    57      $     9,259,635.10        4.50%
55.01 to 60.00                    66      $     9,614,206.15        4.67%
60.01 to 65.00                    88      $    13,579,291.60        6.60%
65.01 to 70.00                   134      $    21,036,205.17       10.22%
70.01 to 75.00                   102      $    15,563,516.72        7.56%
75.01 to 80.00                   326      $    51,120,124.71       24.85%
80.01 to 85.00                    25      $     3,625,250.85        1.76%
85.01 to 90.00                   210      $    27,499,114.99       13.37%
90.01 to 95.00                   182      $    25,734,408.01       12.51%
95.01 to 100.00                  111      $    16,219,325.22        7.88%
                          -----------------------------------------------------
                               1,399      $   205,743,634.33      100.00%
------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 76.99%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 3 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of     Aggregate Principal    Percent of
Occupancy Types           Mortgage Loans  Balance Outstanding   Loan Group 3
-------------------------------------------------------------------------------
Investment                       328      $    41,693,611.45       20.26%
Owner Occupied                 1,003      $   154,962,255.92       75.32%
Second/Vacation Home              68      $     9,087,766.96        4.42%
                          -----------------------------------------------------
                               1,399      $   205,743,634.33      100.00%


------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of    Aggregate Principal     Percent of
Loan Amounts              Mortgage Loans  Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------
         $0 - $50,000             38      $     1,571,321.03        0.76%
$ 50,000.01 - $100,000.00        340      $    27,457,955.63       13.35%
$100,000.01 - $150,000.00        499      $    62,587,829.27       30.42%
$150,000.01 - $200,000.00        246      $    43,071,062.86       20.93%
$200,000.01 - $250,000.00        139      $    31,098,947.98       15.12%
$250,000.01 - $300,000.00         95      $    26,322,295.27       12.79%
$300,000.01 - $350,000.00         38      $    12,064,238.35        5.86%
$350,000.01 - $400,000.00          3      $     1,156,883.94        0.56%
$400,000.01 - $450,000.00          1      $       413,100.00        0.20%
                          -----------------------------------------------------
                               1,399      $   205,743,634.33      100.00%

------------------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $147,065.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------

Remaining Terms             Number of     Aggregate Principal     Percent of
To Maturity (months)      Mortgage Loans  Balance Outstanding    Loan Group 3
-------------------------------------------------------------------------------
       360                     1,143      $   168,161,088.16       81.73%
       359                       180      $    25,492,181.67       12.39%
       358                        31      $     4,695,286.54        2.28%
       357                        11      $     1,882,367.94        0.91%
       356                        10      $     1,960,932.42        0.95%
       355                         7      $       930,225.80        0.45%
       354                         6      $       897,142.39        0.44%
       353                         1      $       198,185.69        0.10%
       351                         2      $       375,880.33        0.18%
       349                         1      $       115,728.93        0.06%
       300                         5      $       777,579.00        0.38%
       298                         1      $       106,707.82        0.05%
       292                         1      $       150,327.64        0.07%
                           ----------------------------------------------------
                               1,399      $   205,743,634.33      100.00%

------------------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 3 is expected to be approximately 359 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  October 14, 2003



                                        5